EXHIBIT 10.5

                                                               EXECUTION VERSION
                                                               -----------------


                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made and entered into as of October 29, 2004, among Carrizo Oil & Gas, Inc., a Texas corporation (the "Company"), and the investors signatory hereto (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

     WHEREAS, the parties have agreed to enter into this Agreement in connection with, and as a condition to the Closing under, the Note Purchase Agreement, dated as of the date hereof, among the Company the Purchasers and PCRL Investments L.P., as Collateral Agent (the "Purchase Agreement");

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

          1. Definitions. In addition to the terms defined elsewhere in this Agreement, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms have the meanings indicated:

          "Blackout Restriction Period" means, a period beginning on the date on which the aggregate number of Registrable Securities issued to any holder of the Notes during the period of six (6) consecutive calendar months immediately preceding such date and then held on such date exceeds three-quarters of one percent (.75%) of the Common Stock issued and outstanding on such date and ending on the date that such holder holds less than sixty-five one hundredths of one percent (.65%) of the Common Stock issued and outstanding.

          "Current Value" means, with respect to the calculation of the liquidated damages due any Holder pursuant to Section 2(b) hereof, the sum of the number of shares of Registrable Securities then owned by such Holder multiplied by the Current VWAP Price.

          "Current VWAP Price" means, on any date of determination, that price which shall be computed as the arithmetic average of the Volume Weighted Average Price of the Common Stock on each of the ten (10) consecutive Trading Days immediately preceding (but not including), the date of determination.

          "Damage Notice" means, with respect to any Holder, a written statement of all damages, costs and expenses incurred by such Holder as a result of the failure of the Company to comply with its obligations under Sections 7(a) or 7(b) hereof.

          "Effective Date" means that date the initial Registration Statement becomes effective.

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          "Holder"  means  any  holder,   from  time  to  time,  of  Registrable
     Securities and, so long as any Notes are outstanding, any other holder of a Note.

          "Proceeding" means, with respect to any Person (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or similar case or proceeding in connection therewith, relative to such Person, or to its assets, or (ii) any proceeding for liquidation, dissolution or other winding up of such Person, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of such Person.

          "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Qualified Registrable Securities" means any Registrable Securities held by any Holder at any time such Holder is not permitted to sell Registrable Securities under a Registration Statement.

          "Registrable Securities" means any Common Stock issued or issuable pursuant to the Documents, together with any other securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, provided that the same have not had their restrictive legends removed pursuant to Rule 144(k); provided, however, that such securities shall be treated as Registrable Securities only if and only for so long as they are held by a Holder or a permitted transferee pursuant to the terms hereof, and (i) they have not been disposed of pursuant to a registration statement declared effective by the Commission, so that all transfer restrictions and restrictive legends with respect to compliance with the Securities Act are removed upon the consummation of such transfer, or (ii) they have not been transferred in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act, so that all transfer restrictions and restrictive legends with respect to compliance with the Securities Act are removed upon the consummation of such transfer, or (iii) the registration rights as to the Holder of such Registrable Securities have not terminated pursuant to Section 9(m) unless the failure of the Company to comply with its obligations under Sections 7(a) or 7(b) of this Agreement is the reason (directly or indirectly) such registration rights have not terminated in which case such securities shall continue to be Registrable Securities.

          "Registration   Statement"   means  a  registration   statement  filed
     hereunder, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits


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     thereto,  and all  material  incorporated  by  reference  or  deemed  to be incorporated by reference in such registration statement.

          "Repurchasable Registrable Securities" means, with respect to any Holder on the date of any Repurchase Notice delivered by such Holder, the Registrable Securities then held by such Holder that were issued by the Company to such Holder within the Repurchase Period.

          "Repurchase Period" means, with respect to any Repurchase Notice, the period of six (6) consecutive calendar months ending on the Trading Day immediately preceding the date of such Repurchase Notice; provided that if during such six (6) month period the Holder delivering such Repurchase Notice was not permitted to sell Registrable Securities under a Registration Statement for any reason (other than such Holder's failure to perform its obligations hereunder), or the Common Stock was not listed or quoted or was suspended from trading, or the Company failed for any reason to timely deliver any certificate evidencing any shares of Common Stock as required by the Purchase Agreement or failed to comply with Section 7 or 8 hereof, the commencement date of such six (6) month period shall be extended to an earlier date by a number of days equal to the aggregate number of days that any one or more of such events or circumstances existed, without duplication.

          "Required Holders" means Holders holding a majority of the Registrable Securities, the Purchaser (so long as the Purchaser and its Affiliates hold at least ten percent (10%) of the Registrable Securities then outstanding and/or Notes representing not less than ten percent (10%) of the outstanding principal balance of the Notes then outstanding) and at any time any Notes are outstanding, the Majority Holders.

          "Rule 144" "Rule 144A" "Rule 144(k)" "Rule 415," "Rule 424" and "Rule 461" means Rule 144, Rule 144A, Rule 144(k), Rule 415, Rule 424 and Rule 461, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Special Counsel" means one special counsel to the Holders. Unless the Holders notify the Company otherwise, the Special Counsel will be Gardere Wynne Sewell LLP.

          2. Shelf Registration

          (a) As a condition to the delivery of any Stock Payment Notice and the issuance of shares of Common Stock to any holder of a Note in satisfaction of all or any portion of the Indebtedness, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith as the Holders may consent, which consent may not be unreasonably withheld) and shall contain (except if otherwise directed by the Holders) the "Plan of Distribution" attached hereto as Annex


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A with such  changes  therein as shall be  required by the  Commission  or as is necessary to comply with any law, rule or regulation or, with the prior written consent of the Required Holders (which may not be unreasonably withheld), as is necessary to take into account the plan of distribution of the Company or other selling stockholders. The Company shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the earliest of (i) the second anniversary of the last issuance of Registrable Securities to any holder of a Note; (ii) when all Registrable Securities covered by such Registration Statement have been sold; and (iii) the registration rights of all Holders of such Registrable Securities have expired pursuant to Section 9(m) hereof (the "Effectiveness Period"). The Company shall notify each Holder in writing promptly (and in any event within one business day) after receiving notification from the Commission that a Registration Statement has been declared effective.

          (b) At such time as Registrable Securities are held by any Holder, upon the occurrence of any Event (as defined below) at any time after the Effective Date and on every monthly anniversary of such Event until the applicable Event is cured, as partial relief for the damages suffered therefrom by such Holder (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to such Holder an amount in cash, as damages and not as a penalty, equal to 1% of the Current Value of the Registrable Securities held by such Holder calculated as of the date of such Event. The damages payable pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event. For such purposes, each of the following shall constitute an event requiring a damages payment under this Agreement (an "Event"):

               (i) such Holder is not permitted to sell Registrable Securities under a Registration Statement for any reason for (A) if during a Blackout Restriction Period, twenty (20) or more Trading Days (whether or not consecutive) per year or (B) at any other time, thirty (30) or more Trading Days (whether or not consecutive) per year, in each case with respect to the foregoing clauses (A) and (B) excluding any period in which such Holder is not permitted to sell Registrable Securities solely (but directly or indirectly) as a result of (x) such Holder's failure to perform its obligations under Section 3(a) or 9(e) hereof or (y) the delivery by such Holder to the Company pursuant to Section 6(b) hereof of notice of the occurrence of an event or circumstance relating to such Holder requiring the filing of an amendment or supplement to a Registration Statement so long as the Company uses its best efforts to file and/or cause such amendment or supplement to be declared effective (but including, without limitation, periods in which such Holder may not make sales in accordance with the provisions of Section 6(a) or Section 6(c) hereof or as a result of the receipt of Confidential Information as contemplated by Section 16.15 of the Purchase Agreement); provided that such an Event shall be deemed "cured" when and during such period such Holder is able to sell Registrable Securities under such Registration Statement;

               (ii) at any time Registrable Securities are outstanding, the Common Stock is not listed or quoted, or is suspended from trading, on an Eligible Market for a period of at least five (5) consecutive Trading Days provided that such an Event shall be deemed "cured" when and during such period such Common Stock is so listed and quoted and not suspended from trading; or

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

               (iii) the Company fails for any reason to deliver a certificate evidencing any shares of Common Stock issued to such Holder or to provide required letters of instruction within three (3) Trading Days after delivery of such certificate and/or required letters of instruction is required pursuant to any Document (other than a Section 7 Event described in Section 2(d) hereof); provided that such an Event shall be deemed "cured" upon the delivery of such certificate (it being understood no such delivery shall be required until the Company has received any opinion, payment of transfer taxes, if any, or any other documentation contemplated by the Documents).

          (c) If at any time Registrable Securities are outstanding (i) any Event (other than an Event described in Section 2(b)(i) at any time during a Blackout Restriction Period) occurs and remains uncured for 30 days or (ii) any Event described in Section 2(b)(i) above occurs during a Blackout Restriction Period and remains uncured for twenty (20) days, then at any time or times thereafter any Holder may deliver to the Company a notice (a "Repurchase
Notice") requiring the Company to repurchase all or any portion of the Repurchasable Registrable Securities then specified by such Holder in such Repurchase Notice at a price per share equal to (x) the Interest Payment Price, Voluntary Redemption Price or the Maturity Date Price, as the case may be, at which such Repurchasable Registered Securities were issued to such Holder divided by (y) 0.90 (the "Repurchase Price"). If a Holder delivers a Repurchase Notice pursuant to this Section, the Company shall pay the aggregate Repurchase Price (together with any other payments, expenses and liquidated damages then due and payable pursuant to the this Agreement, but net of any liquidated damages previously paid to such Holder) to such Holder in cash no later than the tenth (10th) day following the date of delivery of the Repurchase Notice (the "Repurchase Date"), and upon receipt thereof such Holder shall deliver certificates evidencing the Registrable Securities so repurchased to the Company (to the extent such certificates have been delivered to such Holder).

          Notwithstanding  the repurchase  rights granted to each Holder in this
Section 2(c), the Company shall not be required to repurchase shares of Common Stock on the Repurchase Date to the extent that (i) after giving effect to the repurchase, the Company would be insolvent, (ii) the net assets of the Company are less than the amount of the proposed repurchase or (iii) funds are not otherwise legally available therefor under the Texas Business Corporation Act, as from time to time amended (together with any successor law, the "TBCA"). In the event that any of the circumstances described in the foregoing clauses (i),
(ii) or (iii) prevents the purchase of such shares of Common Stock, the Company shall repurchase that portion of such shares of Common Stock of each Holder that may be repurchased by the Company without causing any such circumstances to occur ratably on the Repurchase Date based on the aggregate repurchase amount payable with respect to such shares of Common Stock then to be repurchased. Notwithstanding the foregoing, in the event the Company is the debtor in any Proceeding, each Holder may file a proof of claim in such Proceeding and seek and obtain a recovery on such claim in accordance with Applicable Law regardless of whether any of the circumstances described in the foregoing clauses (i), (ii) or (iii) would prevent the repurchase by the Company of any shares of Common Stock the Company is otherwise obligated to repurchase under this Section 2(c).

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

          If a Repurchase Notice is given and the Company is unable to repurchase all of the Common Stock on the Repurchase Date that are the subject of such notice because (i) after giving effect to the repurchase the Company would be insolvent, (ii) the net assets of the Company are less than the amount of the proposed redemption or (iii) funds are not legally available therefor under the TBCA, the obligation of the Company to repurchase any shares of Common Stock on the Repurchase Date shall continue until the first date on which Company is not prohibited to repurchase such Common Stock in accordance with this Section at which date the Company shall be obligated to immediately repurchase such shares of Common Stock in accordance with the provisions hereof.

          (d) If at any time Registrable Securities are outstanding and the Company fails to comply with Section 7(a) or 7(b) hereof with respect to any Holder, unless the Company is unable to comply with such Section solely (but directly or indirectly) as a result of such Holder's failure to perform its obligations under such Section (a "Section 7 Event"), the Company shall pay to such Holder the actual damages suffered by such Holder as a result of such
Section 7 Event. Such payment shall be made by the Company to such Holder within 10 days of delivery of a Damage Notice by a Holder.

          (e) If at any time Registrable Securities are outstanding and the Company fails to timely file its periodic filings with the Commission (including any safe harbors provided by Form 8-K and grace periods pursuant to Rule 12b-25) pursuant to Section 8 hereof and such failure remains uncured for 10 Trading Days (a "Periodic Filing Event"), then the Company shall be obligated, upon receipt of a Repurchase Notice from any Holder, to repurchase all of the Repurchasable Registrable Securities issued to such Holder by the Company during the ninety days immediately preceding the date of the Periodic Filing Event that is specified in a Repurchase Notice at a price per share equal to the Repurchase Price. Such amount shall be paid to such Holder no later than the Repurchase Date. Additionally, if the Company's failure to comply with Section 8 hereof continues for an additional 10 Trading Days beyond the Periodic Filing Event specified in such Repurchase Notice, then the Company shall be obligated to repurchase all Repurchasable Registrable Securities issued to such Holder by the Company in the time period of the ninety-one to one hundred eighty days immediately preceding the date of such Periodic Filing Event at a price per share equal to the Repurchase Price. Such amount shall be paid no later than ten
(10) days after the end of such additional 10 Trading Day period.

          (f) Payments made to any Holder pursuant to Sections 2(d) and 2(e) hereof shall be such Holder's exclusive remedy for the damages resulting from a
Section 7 Event or a Periodic Filing Event. To the extent that a Section 7 Event or a Periodic Filing Event relates to only a portion of the Registrable Securities, the obligation to pay damages and the repurchase obligation provided hereunder with respect to a Section 7 Event or a Periodic Filing Event shall be payable only with respect to such portion of such Registrable Securities.

          3.   Registration   Procedures.   In  connection  with  the  Company's
registration obligations hereunder, the Company shall:

          (a) Not less than three (3) Trading Days (or one (1) Trading Day prior to any filing of a supplement or amendment of a Registration Statement or Prospectus) prior to the initial filing of each Registration Statement or any related Prospectus (excluding any document


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that would be incorporated  or deemed to be incorporated  therein by reference), the Company shall (i) furnish to the Holders and their Special Counsel copies of all such documents proposed to be filed, (other than those incorporated or deemed to be incorporated by reference) which documents will be subject to the review of such Holders and their Special Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. Except as otherwise required by law, the Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Required Holders and their Special Counsel shall reasonably object provided the Company is notified of such objection within a reasonable time taking into account the business and legal exigencies but in any event not less than the second Trading Day (or one (1) Trading Day prior to any filing of a supplement or amendment of a Registration Statement or Prospectus) after the Holders have been so furnished copies of such document. The parties agree that if the Holders or the Special Counsel shall fail to provide comments to the Company or their counsel to a proposed Registration Statement or Prospectus within a reasonable time taking into account the business and legal exigencies, but in any event not less than the second Trading Day (or one (1) Trading Day prior to any filing of a supplement or amendment of a Registration Statement or Prospectus) following the date on which they received the same for review, then the Company may proceed with the registration process without such comments. The time periods under this Section 3(a) applicable to any period prior to the Effective Date shall be shortened to the extent that failure by the Company to file a document with the Commission could cause the Company to be in violation of any law, rule, regulation or contract and such restrictions shall not apply if the amendment or supplement relates solely to an underwritten offering by another selling shareholder of the Company or by the Company for its own account in which the Holders are not participating. No delay in filing of documents beyond the periods specified in this Section 3(a) that are solely attributable to the review by a Holder or Special Counsel for the periods specified herein shall contribute to determining whether an Event has occurred nor counted in determining the length of a time period with respect to an Event.

          (b) (i) To the extent Registrable Securities are outstanding and subject to Section 6(c), prepare and file with the Commission such amendments, including post-effective amendments, to any Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement effective to the extent required hereby as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities;
(ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) use reasonable best efforts to respond as promptly as practicable but in any event within twenty (20) calendar days of receipt, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement except those relating to an underwritten offering by the Company for its own account or other selling shareholders of the Company in which the Holders are not participating; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the


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Effectiveness  Period in accordance with the intended  methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) To the extent any Registrable Securities are then outstanding and subject to Section 6(c), notify the Holders of Registrable Securities to be sold and their Special Counsel as promptly as reasonably possible, and (if requested by any such Person) confirm such notice in writing no later than one Trading Day thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a "review" of any Registration Statement; (ii) the Commission comments in writing on any Registration Statement (in which case the Company shall deliver to each Holder and the Special Counsel a copy of such comments and of all written responses thereto except those relating to an underwritten offering by the Company for its own account or other selling shareholders of the Company in which the Holders are not participating); (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to a Registration Statement or Prospectus or requests additional information related thereto; (v) the
Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Action for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) To the extent any Registrable Securities are then outstanding and subject to Section 6(c), use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (e) Furnish to each Holder and their Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

          (f) Promptly deliver to each Holder and their Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. Subject to the provisions hereof, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

          (g) Use its best efforts to list the Registrable Securities covered by such Registration Statement on an Eligible Market.

          (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably requested in writing that are necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement provided, that the Company shall not be required to qualify generally to do business or qualify as a dealer or consent to service of process in any jurisdiction where it is not now so qualified or has not so consented or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

          (i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Documents and applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

          (j) Subject to Section 6(c), upon the occurrence of any event described in Section 3(c)(vii) or receipt of information from a Holder pursuant to the second sentence of Section 6(b), use its best efforts to, as promptly as reasonably practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (k) Cooperate with any reasonable due diligence investigation undertaken by the Holders in connection with the sale of Registrable Securities, including without limitation by making available any reasonably requested documents and information.

          (l) Notwithstanding anything to the contrary contained herein, the Registration Statement may not be used by the Holders for any underwritten offering, nor may such Holders participate in any underwritten offering by the Company or any other selling shareholders under a Registration Statement.

          (m)  Comply  with  all  applicable   rules  and   regulations  of  the
Commission.

          4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (a) all registration and filing fees (including, without limitation, fees and expenses (i) with respect to filings required to be made with any Eligible Market, and (ii) in compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders), (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses reasonably requested by the Holders), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company and one Special Counsel for the Holders and (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement; provided, that the Company shall have no obligation or liability for any underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered for resale by the Holders and, except as set forth above, any fees and disbursements of counsel for any Holder.

          5. Indemnification

          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, partners, members, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees and disbursements) and expenses, including expenses of investigation (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration
Statement,  any  Prospectus  or any form of  prospectus  or in any  amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any
Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder or the Special Counsel expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder or the Special Counsel expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto ("Holder Information") or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(v)-(vii), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(b). The Company shall notify the Holders promptly of the institution, threat or assertion of any Action of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. If any action shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

     An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (iii) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party) provided that the Indemnifying Party shall have no liability for more than one such separate counsel for all Indemnified Parties and local counsel. The Indemnifying Party shall not be liable for any settlement of any such action effected without its written consent, which consent shall not be unreasonably withheld. No

Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending action in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

     All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

          (d) Contribution. If the indemnification under Section 5(a) or 5(b) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party (by reason of public policy or otherwise) with respect to any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on one hand and the Indemnified Party on the other in connection with the actions, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party on one hand and such Indemnified Party on the other shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, relates to information supplied by such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by an Indemnified Party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any attorneys' or other fees or expenses reasonably incurred by such Indemnified Party in connection with any action to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the action exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

          (e) THE  PARTIES  HERETO  INTEND  THAT THE  INDEMNITIES  SET  FORTH IN
SECTION 5 BE CONSTRUED AND APPLIED AS WRITTEN ABOVE NOTWITHSTANDING ANY RULE OF CONSTRUCTION TO THE CONTRARY. WITHOUT LIMITING THE FOREGOING, THE INDEMNITIES SHALL TO THE FULLEST EXTENT ALLOWED BY LAW, APPLY NOTWITHSTANDING ANY STATE'S "EXPRESS NEGLIGENCE RULE" OR SIMILAR RULE THAT WOULD DENY COVERAGE BASED ON AN INDEMNIFIED PERSON'S SOLE, CONCURRENT OR CONTRIBUTORY ACTIVE OR PASSIVE NEGLIGENCE OR STRICT LIABILITY. IT IS THE INTENT OF THE PARTIES THAT, TO THE EXTENT PROVIDED IN SECTION 5, THE INDEMNITIES SET FORTH HEREIN SHALL, TO THE FULLEST EXTENT ALLOWED BY LAW, APPLY TO AN INDEMNIFIED PERSON'S SOLE, CONCURRENT OR CONTRIBUTORY ACTIVE OR PASSIVE NEGLIGENCE OR STRICT LIABILITY. THE PARTIES AGREE THAT THIS PROVISION IS "CONSPICUOUS" FOR PURPOSES OF ALL STATE LAWS.

          6. Holder Covenants

          (a) Each Holder agrees that, upon receipt of any written notice from the Company of (i) the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to such Holder, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the occurrence of an event of the kind described in Sections 3(c)(v), 3(c)(vi) or 3(c)(vii), each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statements until its receipt of copies of the supplemented or amended prospectus from the Company as contemplated by Section 3(j) or until it is advised in writing (the "Advice") by the Company that use of the applicable Prospectus may be resumed and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. If so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

          (b) The Holder(s) included in any registration shall furnish to the Company such information regarding such Holder(s), the Registrable Securities owned by such Holders and the distribution proposed by such Holder(s), as the Company may reasonably request in writing and as shall be reasonably required under applicable law in connection with any registration, qualification or compliance referred to in this Agreement. Each Holder agrees to notify the Company of the occurrence of any event relating to such Holder which requires the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of Registrable Securities the Holder Information with respect to such Holder in such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading relating to such Holder, and such Holder shall promptly deliver to the Company information necessary to enable the Company to prepare any such supplement or amendment. Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such registration statement that constitutes a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

          (c) Each Holder acknowledges and agrees that it will not effect any public sale or distribution of Registrable Securities pursuant to a Registration Statement at any time that the Company shall have advised the Holders in writing that the sale by such Holders pursuant to such Registration Statement should be suspended, which may be utilized by the Company for any reason, including without limitation, to facilitate an offering of the Company's securities for its own account. The Company may provide appropriate stop orders to enforce the provisions of this Section 6(c).


          7. Rule 144 and Rule 144(k) Requirements.

          (a) Rule 144. At any time and from time to time after Qualified Registrable Securities become eligible for sale under Rule 144, upon receipt by the Company of (i) written notice from any Holder of such Holder's desire to sell Qualified Registrable Securities pursuant to Rule 144 and (ii) a written representation from each of such Holder and its selling broker in form reasonably satisfactory to the Company that each has complied with the requirements of Rule 144 in connection with such sale and such other documentation as is reasonably satisfactory to the Company (the "Rule 144 Documentation"), the Company shall cause its legal counsel to deliver a letter, reasonably acceptable to such Holder, to the Company, such Holder and the Company's transfer agent stating that the transfer may be made free of the restrictive legend limiting transferability under the Securities Act and cause its transfer agent to clear the sale of such Qualified Registrable Securities within 3 Trading Days of receipt of the Rule 144 Documentation by the Company and receipt of the physical certificates representing such shares by the Company's transfer agent. Unless otherwise requested by the Company, such Holder(s) shall deliver the original physical certificates representing such shares to the Company's transfer agent directly.

          (b) Rule 144(k). At any time and from time to time after any Registrable Securities become eligible for sale under Rule 144(k), each Holder of such Registrable Securities may deliver to the Company written notice of such Holder's desire to have the restrictive legend removed from certificates representing such Registrable Securities pursuant to Rule 144(k). Upon receipt of such written notice and presentation by such Holder of documentation as is reasonably satisfactory to the Company that such Registrable Securities are eligible for removal of the restrictive legend on such shares pursuant to Rule 144(k) (the "Rule 144(k) Documentation"), the Company shall cause its legal counsel to deliver to the Company, such Holder and the Company's transfer agent a letter, reasonably acceptable to such Holder, stating that the removal of the restrictive legend on the subject shares of Common Stock by the transfer agent is appropriate under the Securities Act and shall cause its transfer agent to remove the restrictive legend from such shares or to make an entry in the Company's share transfer records in the event the shares without the restrictive legend are to be held in book-entry form in the Depository Trust Company system within three (3) Trading Days of receipt of the Rule 144(k) Documentation by the Company and receipt of the physical certificates representing the shares by the Company's transfer agent. Unless otherwise requested by the Company, such Holder(s) shall deliver the original physical certificates representing such shares to the Company's transfer agent directly.

          8. Public Reporting. So long as any Holder holds Registrable Securities, the Company shall remain current in its public reporting obligations under the Exchange Act and the rules of any Eligible Market on which the Common Stock is then either listed or quoted and otherwise shall fulfill all of its obligations in order for the provisions of Rule 144 and 144A to be available to such Holder for the sale of such Common Stock.

          9. Miscellaneous

          (a) Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Holders and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate. In addition, the Company hereby acknowledges and agrees that its duties and obligations under this Agreement are secured by the Collateral and that, in addition to any other remedies available at law or in equity, the Holders may exercise the rights and remedies under the Security Documents in the event the Company fails to comply with its obligations under this Agreement, including Section 2(c) hereof.

          (b) Amendments and Waivers.

               (i) No failure or delay of the Holders in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holders hereunder are cumulative and not exclusive of any rights or remedies which they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be authorized as provided in paragraph (ii) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

               (ii) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Company and the Required Holders; provided that no such amendment, waiver or modification shall
          (a) change any of the provisions of this Section 9(b) or the definition of "Required Holders" or any other provision hereof specifying the number or percentage of Holders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Holder or (b) increase the obligations of any Holder or otherwise disproportionately adversely affect any of the rights of any Holder under this Agreement, without the written consent of each Investor affected thereby.

          (c) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as and to the extent specified in the applicable schedule to the Purchase Agreement, neither the Company nor any Subsidiary has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

          (d) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statements filed pursuant to this Agreement other than the Registrable Securities.

          (e) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act and other requirements of the Exchange Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Notwithstanding anything to the contrary contained herein the holders shall transfer their Registrable Securities only in accordance with the Plan of Distribution contained therein, and the Company shall have no responsibility for any such failure of Holder to so comply, for the failure of such transfer to comply with applicable law nor for any delay associated with the filing of any document with the Commission or the clearance of comments to the extent solely attributable to the Plan of Distribution requested by the Holders.

          (f) Notices. All notices, demands and requests of any kind to be delivered to any party hereto in connection with this Agreement shall be (a) delivered personally, (b) sent by nationally recognized overnight courier, (c) sent by first class, registered or certified mail, return receipt requested or
(d) sent by facsimile, in each case to such party at its address as set forth in the Purchase Agreement. Any notice, demand or request so delivered shall constitute valid notice under this Agreement and shall be deemed to have been received (A) on the day of actual delivery in the case of personal delivery, (B) on the next Business Day after the date when sent in the case of delivery by nationally-recognized overnight courier, (C) on the fifth Business Day after the date of deposit in the U.S. mail in the case of mailing or (D) upon receipt in the case of a facsimile transmission or e-mail communication, on the date of such facsimile transmission or e-mail communication or the next Business Day if such day is not a Business Day provided that confirmation of such transmission or communication is received by the sending party. Any party hereto may from time to time by notice in writing served upon the other as aforesaid designate a different mailing address or a different person to which all such notices, demands or requests thereafter are to be addressed.

          (g) Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party, and all covenants, promises and agreements by or on behalf of the Company or the Holders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and permitted assigns except that the Company shall not assign its rights or obligations hereunder without the consent of the Required Holders. Each Holder shall have the right to assign or otherwise transfer its rights under this Agreement in the manner and to the extent permitted under the Purchase Agreement provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, (ii) unless such assignee or transferee is a Holder, such assignee or transferee acquires (a) Notes in an aggregate principal amount of at least $3,000,000, or (b) Registrable Securities consisting of at least 250,000 shares of Common Stock (subject to appropriate adjustment for any stock splits, dividends, subdivisions, combinations, recapitalizations and the like) and (iii) the Holder notifies the Company in writing of the transfer or assignment, stating the name and the address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned and the assignee or transferee agrees in writing to be bound by the provisions of this Agreement.

          (h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

          (i) Governing Law; Waiver Of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas, without regard to the principles of conflicts of law thereof. Each party hereto hereby irrevocably waives to the fullest extent permitted by applicable law personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or any of the Documents or the transactions contemplated hereby or thereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement or any Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

          (j) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          (k) Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

          (l) Headings. Article and Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          (m) Termination. The registration rights granted pursuant to this Agreement shall terminate as to any Registrable Securities and the Holder of such Registrable Securities as such (but not as to that Holder with respect to any Registrable Securities, the registration rights of which have not expired) at such time that such Registrable Securities either (i) have had their restrictive legends removed pursuant to Rule 144(k) and such Registrable Securities are freely transferable without restriction under the Securities Act or (ii) may have their restrictive legend removed in accordance with the provisions of Rule 144(k) upon the request of such Holder pursuant to Section 7(b) hereof and the performance by such Holder of its obligations under Section 7(b) and upon removal of such restrictive legend such Registrable Securities will be freely transferable without restriction under the Securities Act, or
(iii) have been transferred under a Registration Statement or pursuant to Rule 144 (including Rule 144(k)). Notwithstanding the termination of the registration rights granted pursuant to this Agreement, all other obligations of the Company and the Holder hereunder not pertaining to the registration of such Registrable Securities, including without limitation, Section 2 (but no amount shall become payable in respect of Common Stock as to any Event that occurs after the time such shares cease to be Registrable Securities), Section 5 and Sections 7(b) and 7(c) hereof but excluding, without limitation, Section 3 hereof, shall survive the termination of such registration rights.













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                           SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.



                                             CARRIZO OIL & GAS, INC.


                                             By: /s/ PAUL F. BOLING
                                                 ------------------
                                             Name: Paul F. Boling
                                             Title:   Vice President and
                                                      Chief Financial Officer







                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                    SIGNATURE PAGES OF PURCHASERS TO FOLLOW]

                                             PCRL Investments L.P.


                                             By: /s/ WILLIAM E. ROSE
                                                 -------------------
                                             Name: William E. Rose
                                             Title:   Authorized Signatory


                                             Address for Notice:

                                             PCRL Investments L.P.
                                             c/o HBK Investments L.P.
                                             350 Park Avenue 19th Floor
                                             New York, New York  10022
                                             Attention:   Ken Hirsh
                                             Facsimile:   (212) 446-1941

                                             With a copy to:

                                             HBK Investments L.P.
                                             300 Crescent Court, Suite 700
                                             Dallas, Texas  75201
                                             Attention:  Legal Department
                                             Facsimile:  (214) 758-1207

                                             And with copies (which shall
                                             not constitute notice) to:

                                             Gardere Wynne Sewell LLP
                                             1601 Elm Street, Suite 3000
                                             Dallas, Texas  75201-4761
                                             Facsimile No.: (214) 999-3341
                                             Telephone No.: (214) 999-4341
                                             Attn:  Gary B. Clark, Esq.

                                                                         Annex A

                              Plan of Distribution

     The selling stockholders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

o an exchange distribution in accordance with the rules of the applicable exchange;

o    privately negotiated transactions;

o    short sales;

o broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

o    a combination of any such methods of sale; and

o    any other method permitted pursuant to applicable law.

     The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

     The selling stockholders may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades.

     Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

     The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed a supplement or an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

     The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed a supplement or an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

     The selling stockholders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

     We are required to pay all fees and expenses incident to the registration of the shares of common stock, including the fees and disbursements of counsel to the selling stockholders. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

     The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder. If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus. If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

     The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling stockholders.